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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(f) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    August 1, 2003

                              Island Pacific, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-23049                                            33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)

19800 MacArthur Boulevard, Suite 1200, Irvine, California        92612
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

      5607 Palmer Way, Carlsbad, California                      92008
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.



Island Pacific, Inc. ("Island Pacific") has appointed Harvey Braun to the position of Chairman of the Board and hired Ran H. Furman as its new Chief Financial Officer. Mr. Braun will assume the position in addition to his current role as Chief Executive Officer. Barry Schechter, the company's former Chairman, will remain as a consultant to the company. The appointment was effective July 23, 2003.

Mr. Furman joins Island Pacific from San Diego-based e.Digital Corporation, where he has been Chief Financial Officer since 2001. Prior to that, he was a Managing Director at DP Securities, Inc. He was also a Senior Vice President at Jesup & Lamont Securities between 1995 and 2000, and previously held positions at Bank of Montreal/Nesbitt Burns and Deloitte & Touche. He was awarded a Bachelor of Arts from the University of Washington and an M.B.A. from Columbia Business School.



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EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release dated July 23, 2003



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            Island Pacific, Inc.

Date:   August 1, 2003                      By: /s/ Harvey Braun
                                                --------------------------------
                                                Name:  Harvey Braun
                                                Title: Chairman of the Board




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